Year End 2017 Supplemental Financial Information December 31, 2017 Exhibit 99.2 Host Hotels & Resorts, Inc.

Table of Contents Host Hotels & Resorts

Overview About Host Hotels & Resorts Host Hotels & Resorts, Inc. is an S&P 500 and Fortune 500 company and is the largest lodging real estate investment trust and one of the largest owners of luxury and upper-upscale hotels. The Company currently owns 87 properties in the United States and six properties internationally totaling approximately 52,000 rooms. The Company also holds non-controlling interests in seven domestic and international joint ventures. Guided by a disciplined approach to capital allocation and aggressive asset management, the Company partners with premium brands such as Marriott®, Ritz-Carlton®, Westin®, Sheraton®, W®, St. Regis®, Le Méridien®, The Luxury Collection®, Hyatt®, Fairmont®, Hilton®, Swissôtel®, ibis® and Novotel®, as well as independent brands in the operation of properties in over 50 major markets. For additional information, please visit the Company’s website at www.hosthotels.com. Host Hotels & Resorts, Inc., herein referred to as “we,” the “Company” or “Host Inc.,” is a self-managed and self-administered real estate investment trust (“REIT”) that owns hotel properties. We conduct our operations as an umbrella partnership REIT through an operating partnership, Host Hotels & Resorts, L.P. (“Host LP”), of which we are the sole general partner. When distinguishing between Host Inc. and Host LP, the primary difference is approximately 1% of the partnership interests in Host LP held by outside partners as of December 31, 2017, which is non-controlling interests in Host LP in our consolidated balance sheets and is included in net income attributable to non-controlling interests in our consolidated statements of operations. Readers are encouraged to find further detail regarding our organizational structure in our annual report on Form 10-K. . Host Hotels & Resorts Corporate Headquarters Host Hotels & Resorts, Inc. 6903 Rockledge Drive, Suite 1500 Bethesda, MD 20817 Phone: 240-744-5484 Website: www.hosthotels.com Contacts James F. Risoleo, Chief Executive Officer Michael D. Bluhm, Chief Financial Officer Bret D. S. McLeod, Senior Vice President, Corporate Strategy & Investor Relations Gee Lingberg, Vice President, Investor Relations Analyst Coverage Bank of America Merrill Lynch Shaun Kelley 646 855-1005 shaun.kelley@baml.com Barclays Capital Anthony Powell 212 526-8768 anthony.powell@barclays.com Bernstein David Beckel 212 407-5953 David.Beckel@bernstein.com Boenning Floris van Djikum 212 922-3572 fvandikjum@boenninginc.com BTIG James Sullivan 212 738-6139 jsullivan@btig.com Cantor Fitzgerald Gaurav Mehta 212.915.1221 GMehta@Cantor.com Citi Investment Research Smedes Rose 212 816-6243 smedes.rose@citi.com Deutsche Banc Securities Chris Woronka 212 250-9376 Chris.Woronka@db.com Evercore ISI Richard Hightower 212-752-0886 rhightower@evercoreisi.com Goldman Sachs & Co. Stephen Grambling 212 902-7832 Stephen.Grambling@gs.com Green Street Advisors Lukas Hartwich 949 640-8780 lhartwich@greenstreetadvisors.com Instinet LLC Harry Curtis 212 310-5414 Harry.curtis@instinet.com J.P. Morgan Securities Joe Greff 212 622-0548 Joseph.greff@jpmorgan.com Morgan Stanley & Co. Thomas Allen 212 761-3356  Thomas.Allen@morganstanley.com Raymond James & Associates Bill Crow 727 567-2594 Bill.crow@raymondjames.com RBC Capital Markets Wes Golladay 440 715-2650 Wes.Golladay@rbccm.com Robert W. Baird Mike Bellisario 414 298-6130 mbellisario@rwbaird.com Stifel, Nicolaus & Co. Simon Yarmak 443 224-1345 yarmaks@stifel.com SunTrust Robert Humphrey C. Patrick Scholes 212 319-3915 Patrick.scholes@suntrust.com Susquehanna Financial Group Rachael Rothman 212 514-4882 Rachael.rothman@sig.com UBS Securities LLC Robin Farley 212 713-2060 Robin.farley@ubs.com Wells Fargo Securities LLC Jeff Donnelly 617 603-4262 Jeff.donnelly@wellsfargo.com Wolfe Research Jared Shojaian 646-854-0722 jshojaian@wolferesearch.com The Company is followed by the analysts listed above.  Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of the Company or its management.  The Company does not by its reference above imply its endorsement of or concurrence with any of such analysts’ information, conclusions or recommendations.

Overview Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements include forecast results and are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: changes in national and local economic and business conditions and other factors such as natural disasters, pandemics and weather that will affect occupancy rates at our hotels and the demand for hotel products and services; the impact of geopolitical developments outside the U.S. on lodging demand; volatility in global financial and credit markets; operating risks associated with the hotel business; risks and limitations in our operating flexibility associated with the level of our indebtedness and our ability to meet covenants in our debt agreements; risks associated with our relationships with property managers and joint venture partners; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; the effects of hotel renovations on our hotel occupancy and financial results; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; risks associated with our ability to complete acquisitions and dispositions and develop new properties and the risks that acquisitions and new developments may not perform in accordance with our expectations; our ability to continue to satisfy complex rules in order for us to remain a REIT for federal income tax purposes; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to make special dividends; and other risks and uncertainties associated with our business described in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this supplemental presentation is as of February 21, 2018, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Comparable Hotel Operating Statistics and Non-GAAP Financial Measures To facilitate quarter-to-quarter and year-to-year comparisons of our operations, we present certain operating statistics (i.e., RevPAR, average daily rate and average occupancy) and operating results (revenues, expenses, hotel EBITDA and associated margins) for the periods included in this report on a comparable hotel basis. See the Notes to Supplemental Financial Information for the details on how we determine our comparable hotel set. Included in this supplemental information are certain “non-GAAP financial measures,” which are measures of our historical or future financial performance that are not calculated and presented in accordance with GAAP (U.S. generally accepted accounting principles), within the meaning of applicable SEC rules. They are as follows: (i) FFO and FFO per diluted share (both NAREIT and Adjusted), (ii) EBITDA (for both the Company and hotel level), (iii) EBITDAre, (iv) Adjusted EBITDAre and (v) Comparable Hotel Property Level Operating Results (and the related margins). Also included are reconciliations to the most directly comparable GAAP measures. See the Notes to Supplemental Financial Information for definitions of these measures, why we believe these measures are useful and limitations on their use. Also included in this supplemental information is our current year end leverage and fixed charge coverage ratios, calculated in accordance with our credit facility, along with our current year end EBITDA to interest coverage ratio, calculated in accordance with our senior notes indenture covenants. Included with these ratios are reconciliations calculated in accordance with GAAP. See the Notes to Supplemental Financial Information for information on how these supplemental measures are calculated, why we believe they are useful and limitations on their use. Host Hotels & Resorts

Corporate Financial Information Host Hotels & Resorts

Corporate Financial Information Condensed Consolidated Balance Sheets(1) (in millions, except shares and per share amounts) Our condensed consolidated balance sheet as of December 31, 2017 has been prepared without audit. Certain information and footnote disclosures normally included in financial statements presented in accordance with GAAP have been omitted. December 31, 2017 December 31, 2016 (unaudited) ASSETS Property and equipment, net $ 9,692 $ 10,145 Assets held for sale 250 150 Due from managers 79 55 Advances to and investments in affiliates 327 286 Furniture, fixtures and equipment replacement fund 195 173 Other 236 225 Restricted cash 1 2 Cash and cash equivalents 913 372 Total assets $ 11,693 $ 11,408 LIABILITIES, NON-CONTROLLING INTERESTS AND EQUITY Debt Senior notes $ 2,778 $ 2,380 Credit facility, including term loans of $996 million and $997 million, respectively 1,170 1,206 Mortgage debt and other 6 63 Total debt 3,954 3,649 Accounts payable and accrued expenses 283 278 Other 287 283 Total liabilities 4,524 4,210 Non-controlling interests - Host Hotels & Resorts, L.P. 167 165 Host Hotels & Resorts, Inc. stockholders’ equity: Common stock, par value $.01, 1,050 million shares authorized, 739.1 million shares and 737.8 million shares issued and outstanding, respectively 7 7 Additional paid-in capital 8,097 8,077 Accumulated other comprehensive loss (60) (83) Deficit (1,071) (1,007) Total equity of Host Hotels & Resorts, Inc. stockholders 6,973 6,994 Non-controlling interests—other consolidated partnerships 29 39 Total equity 7,002 7,033 Total liabilities, non-controlling interests and equity $ 11,693 $ 11,408 Host Hotels & Resorts

Corporate Financial Information Condensed Consolidated Statements of Operations(1) (unaudited, in millions, except per share amounts) ___________ (1) Our condensed consolidated statements of operations presented above have been prepared without audit. Certain information and footnote disclosures normally included in financial statements presented in accordance with GAAP have been omitted. Quarter ended December 31, Year ended December 31, 2017 2016 2017 2016 Revenues Rooms $ 847 $ 837 $ 3,490 $ 3,492 Food and beverage 409 416 1,561 1,599 Other 88 84 336 339 Total revenues 1,344 1,337 5,387 5,430 Expenses Rooms 223 219 899 893 Food and beverage 277 284 1,071 1,114 Other departmental and support expenses 321 325 1,273 1,306 Management fees 61 59 239 236 Other property-level expenses 100 93 394 382 Depreciation and amortization 217 183 751 724 Corporate and other expenses 19 24 98 106 Gain on insurance and business interruption settlements (8) — (14) (15) Total operating costs and expenses 1,210 1,187 4,711 4,746 Operating profit 134 150 676 684 Interest income 2 1 6 3 Interest expense (42) (38) (167) (154) Gain on sale of assets 3 8 108 253 Gain (loss) on foreign currency transactions and derivatives 2 3 (2) 4 Equity in earnings of affiliates 11 2 30 21 Income before income taxes 110 126 651 811 Benefit (provision) for income taxes (17) 2 (80) (40) Net income 93 128 571 771 Less: Net income attributable to non-controlling interests (1) (2) (7) (9) Net income attributable to Host Inc. $ 92 $ 126 $ 564 $ 762 Basic earnings per common share $ .12 $ .17 $ .76 $ 1.03 Diluted earnings per common share $ .12 $ .17 $ .76 $ 1.02 Host Hotels & Resorts

Corporate Financial Information Earnings per Common Share (unaudited, in millions, except per share amounts) Quarter ended December 31, Year ended December 31, 2017 2016 2017 2016 Net income $ 93 $ 128 $ 571 $ 771 Less: Net income attributable to non-controlling interests (1) (2) (7) (9) Net income attributable to Host Inc. $ 92 $ 126 $ 564 $ 762 Basic weighted average shares outstanding 739.0 737.9 738.6 743.0 Assuming distribution of common shares granted under the comprehensive stock plans, less shares assumed purchased at market .6 .7 .5 .7 Diluted weighted average shares outstanding (1) 739.6 738.6 739.1 743.7 Basic earnings per common share $ .12 $ .17 $ .76 $ 1.03 Diluted earnings per common share $ .12 $ .17 $ .76 $ 1.02 ___________ (1) Dilutive securities may include shares granted under comprehensive stock plans, preferred operating partnership units (“OP Units”) held by minority partners and other non-controlling interests that have the option to convert their limited partnership interests to common OP Units. No effect is shown for any securities that were anti-dilutive for the period. Host Hotels & Resorts

Corporate Financial Information (unaudited, in millions) Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre(1) Quarter ended December 31, Year ended December 31, 2017 2016 2017 2016 Net income (2) $ 93 $ 128 $ 571 $ 771 Interest expense 42 38 167 154 Depreciation and amortization 174 183 708 724 Income taxes 17 (2) 80 40 EBITDA (2) 326 347 1,526 1,689 (Gain)/loss on dispositions (3) 2 (8) (100) (250) Non-cash impairment loss 43 — 43 — Equity investment adjustments: Equity in earnings of Euro JV (4) (9) (1) (18) (8) Equity in earnings of affiliates other than Euro JV (2) (1) (12) (13) Pro rata EBITDAre of Euro JV (4) 9 7 40 36 Pro rata EBITDAre of equity investments other than Euro JV 6 7 31 29 EBITDAre (2)(5) 375 351 1,510 1,483 Adjustments to EBITDAre: Acquisition costs — — 1 — Gain on property insurance settlement — — (1) (1) Adjusted EBITDAre (2)(5) $ 375 $ 351 $ 1,510 $ 1,482 ___________ (1) See the Notes to Supplemental Financial Information for discussion of these non-GAAP measures. (2) Net Income, EBITDA, EBITDAre, Adjusted EBITDAre, NAREIT FFO and Adjusted FFO include a gain of $2 million for each of the years ended December 31, 2017 and 2016, for the sale of the portion of land attributable to individual units sold by the Maui timeshare joint venture and a gain of $4 million for the quarter and year ended December 31, 2017 for the sale of excess land in Chicago. (3) Reflects the sale of four hotels in 2017 and the sale of ten hotels in 2016. (4) Represents our share of earnings from our European Joint Venture (“Euro JV”) in which we hold an approximate one-third non-controlling interest. (5) Effective December 31, 2017, we present EBITDAre, reported in accordance with NAREIT guidelines, and Adjusted EBITDAre as supplemental measures of our performance. Prior year results have been restated to conform with the current year presentation. Under the new presentation, all of the EBITDA of consolidated partnerships is included, including the non-controlling partner’s share, which has increased the previously reported 2016 Adjusted EBITDA by $3 million for the quarter and $11 million for the full year. See the Notes to Supplemental Financial Information for more information on this change.   Host Hotels & Resorts

Corporate Financial Information (unaudited, in millions, except per share amounts) Reconciliation of Net Income to NAREIT and Adjusted Funds From Operations per Diluted Share(1) Quarter ended December 31, Year ended December 31, 2017 2016 2017 2016 Net income (2) $ 93 $ 128 $ 571 $ 771 Less: Net income attributable to non-controlling interests (1) (2) (7) (9) Net income attributable to Host Inc. 92 126 564 762 Adjustments: (Gain)/loss on dispositions (3) 2 (8) (100) (250) Tax on dispositions (5) — 18 9 Gain on property insurance settlement — — (1) (1) Depreciation and amortization 173 182 704 720 Non-cash impairment loss 43 — 43 — Equity investment adjustments: Equity in earnings of affiliates (11) (2) (30) (21) Pro rata FFO of equity investments 16 10 56 48 Consolidated partnership adjustments: FFO adjustment for non-controlling partnerships (2) (1) (4) (4) FFO adjustments for non-controlling interests of Host L.P. (2) (3) (8) (6) NAREIT FFO (2) 306 304 1,242 1,257 Adjustments to NAREIT FFO: Acquisition costs — — 1 — Adjustment for Tax Reform(4) 6 — 6 — Loss on debt extinguishment — — 1 — Adjusted FFO (2) $ 312 $ 304 $ 1,250 $ 1,257 For calculation on a per share basis(5): Diluted weighted average shares outstanding - EPS, NAREIT FFO and Adjusted FFO 739.6 738.6 739.1 743.7 NAREIT FFO per diluted share $ .41 $ .41 $ 1.68 $ 1.69 Adjusted FFO per diluted share $ .42 $ .41 $ 1.69 $ 1.69 ___________ (1-3 )Refer to the corresponding footnote on the Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre. (4) As a result of the reduction of corporate income tax rates from 35% to 21% caused by the Tax Cuts and Jobs Act, we remeasured our domestic deferred tax assets as of December 31, 2017 and recorded a one-time adjustment to reduce the deferred tax assets and increase the provision for income taxes by approximately $11 million. Additionally, similar corporate income tax rate reductions affected our European Joint Venture, causing the remeasurement of the net deferred tax assets and liabilities in France and Belgium, resulting in a net tax benefit to us of $5 million. We do not consider these adjustments to be reflective of our on-going operating performance and therefore have excluded these items from Adjusted FFO. (5) Earnings per diluted share and NAREIT FFO and Adjusted FFO per diluted share are adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under comprehensive stock plans, preferred OP units held by non-controlling partners and other non-controlling interests that have the option to convert their limited partnership interests to common OP units. No effect is shown for securities if they are anti-dilutive. Host Hotels & Resorts

Property Level Data Host Hotels & Resorts

Property Level Data (unaudited, in millions, except hotel statistics) Comparable Hotel Results(1) Quarter ended December 31, Year ended December 31, 2017 2016 2017 2016 Number of hotels 87 87 87 87 Number of rooms 48,357 48,357 48,357 48,357 Change in comparable hotel RevPAR(2) - Constant US$ 2.2% — 1.3% — Nominal US$ 2.3% — 1.4% — Operating profit margin (3) 10.0% 11.2% 12.5% 12.6 % Comparable hotel EBITDA margin (3) 27.25% 27.15% 27.85% 27.75 % Food and beverage profit margin (3) 32.3% 31.7% 31.4% 30.3 % Comparable hotel food and beverage profit margin (3) 31.9% 32.4% 31.2% 30.5 % Net income $ 93 $ 128 $ 571 $ 771 Depreciation and amortization 217 183 751 724 Interest expense 42 38 167 154 Provision (benefit) for income taxes 17 (2) 80 40 Gain on sale of property and corporate level income/expense 1 10 (44) (175) Non-comparable hotel results, net (4) (38) (33) (177) (180) Comparable hotel EBITDA $ 332 $ 324 $ 1,348 $ 1,334 Host Hotels & Resorts

Property Level Data (unaudited, in millions, except hotel statistics) Comparable Hotel Results(1) (continued) Quarter ended December 31, 2017 Quarter ended December 31, 2016 Adjustments Adjustments GAAP Results Non-comparable hotel results, net(4) Depreciation and corporate level items Comparable Hotel Results GAAP Results Non-comparable hotel results, net(4) Depreciation and corporate level items Comparable Hotel Results Revenues Room $ 847 $ (66) $ — $ 781 $ 837 $ (74) $ — $ 763 Food and beverage 409 (45) — 364 416 (55) — 361 Other 88 (14) — 74 84 (16) — 68 Total revenues 1,344 (125) — 1,219 1,337 (145) — 1,192 Expenses Room 223 (18) — 205 219 (20) — 199 Food and beverage 277 (29) — 248 284 (40) — 244 Other 482 (48) — 434 477 (52) — 425 Depreciation and amortization 217 — (217) — 183 — (183) — Corporate and other expenses 19 — (19) — 24 — (24) — Gain on insurance and business interruption settlements (8) 8 — — — — — — Total expenses 1,210 (87) (236) 887 1,187 (112) (207) 868 Operating Profit - Comparable Hotel EBITDA $ 134 $ (38) $ 236 $ 332 $ 150 $ (33) $ 207 $ 324 Host Hotels & Resorts

Property Level Data (unaudited, in millions, except hotel statistics) Comparable Hotel Results(1) (continued) Year ended December 31, 2017 Year ended December 31, 2016 Adjustments Adjustments GAAP Results Non-comparable hotel results, net(4) Depreciation and corporate level items Comparable Hotel Results GAAP Results Non-comparable hotel results, net(4) Depreciation and corporate level items Comparable Hotel Results Revenues Room $ 3,490 $ (310) $ — $ 3,180 $ 3,492 $ (348) $ — $ 3,144 Food and beverage 1,561 (178) — 1,383 1,599 (204) — 1,395 Other 336 (59) — 277 339 (70) — 269 Total revenues 5,387 (547) — 4,840 5,430 (622) — 4,808 Expenses Room 899 (77) — 822 893 (88) — 805 Food and beverage 1,071 (119) — 952 1,114 (144) — 970 Other 1,906 (188) — 1,718 1,924 (225) — 1,699 Depreciation and amortization 751 — (751) — 724 — (724) — Corporate and other expenses 98 — (98) — 106 — (106) — Gain on insurance and business interruption settlements (14) 14 — — (15) 15 — — Total expenses 4,711 (370) (849) 3,492 4,746 (442) (830) 3,474 Operating Profit - Comparable Hotel EBITDA $ 676 $ (177) $ 849 $ 1,348 $ 684 $ (180) $ 830 $ 1,334 ___________ See the Notes to Supplemental Financial Information for a discussion of non-GAAP measures and the calculation of comparable hotel results. RevPAR is the product of the average daily room rate charged and the average daily occupancy achieved. Profit margins are calculated by dividing the applicable operating profit by the related revenue amount. GAAP profit margins are calculated using amounts presented in the condensed consolidated statements of operations. Comparable hotel margins are calculated using amounts presented in the above tables. (4) Non-comparable hotel results, net, includes the following items: (i) the results of operations of our non-comparable hotels and sold hotels, which operations are included in our condensed consolidated statements of operations as continuing operations, (ii) gains on insurance settlements and business interruption proceeds, and (iii) the results of our office spaces and other non-hotel income. Host Hotels & Resorts

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Comparable Hotel Results by Location in Nominal US$ _________ (1) Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the benefit (provision) for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense”. Refer to the table below for reconciliation of net income (loss) to EBITDA by location. (2) Total Revenue per Available Room (“Total RevPAR”) is a summary measure of hotel results calculated by dividing the sum of room, food and beverage and other ancillary service revenue by room nights available to guests for the period. It includes ancillary revenues not included within RevPAR. (3) CBD refers to the central business district. Host Hotels & Resorts Quarter ended December 31, 2017 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room (2) Hotel Net Income Hotel EBITDA (1) Maui/Oahu 3 1,682 $ 344.36 90.1% $ 310.20 $ 71.3 $ 460.53 $ 16.4 $ 25.6 New York 6 6,000 333.98 91.4 305.36 241.7 437.84 32.8 56.5 Florida Gulf Coast 3 1,043 336.42 72.1 242.54 45.5 474.13 7.1 12.2 San Francisco/San Jose 4 2,912 254.38 78.6 200.03 79.8 297.89 13.3 20.2 Jacksonville 1 446 314.15 62.4 196.04 20.1 490.45 4.0 6.2 Washington, D.C. (CBD)(3) 5 3,238 248.18 75.5 187.29 77.6 260.66 10.8 21.0 Los Angeles 3 1,414 206.06 86.2 177.59 32.8 252.01 4.2 7.6 Boston 4 3,185 225.47 78.5 177.02 74.7 254.84 11.8 20.7 Philadelphia 2 810 207.32 82.9 171.88 22.4 301.26 3.3 6.7 Chicago 6 2,392 199.06 78.8 156.87 46.9 212.95 7.8 14.6 Atlanta 5 1,939 204.84 73.9 151.37 43.6 244.18 8.2 13.6 Seattle 2 1,315 200.33 74.4 148.98 26.0 214.68 1.1 4.9 Phoenix 4 1,518 201.83 73.2 147.81 41.4 296.46 7.5 13.2 San Diego 3 2,981 196.15 75.1 147.36 69.8 254.65 5.2 17.4 New Orleans 1 1,333 177.68 77.0 136.85 25.3 206.02 5.6 8.6 Orange County 4 1,429 177.00 76.1 134.71 28.1 213.74 5.3 8.4 Houston 4 1,716 174.34 73.1 127.40 30.1 190.60 3.3 8.8 Northern Virginia 6 2,502 177.21 70.7 125.31 48.9 212.53 8.6 13.5 San Antonio 2 1,513 180.05 68.4 123.08 25.9 186.17 3.2 6.4 Denver 2 735 174.83 69.7 121.94 11.6 172.21 1.1 2.8 Orlando 1 2,004 183.45 65.9 120.95 53.9 292.51 10.9 16.7 Miami 2 843 150.88 65.5 98.77 11.8 151.74 1.9 3.6 Other 8 3,596 159.92 69.6 111.23 59.4 179.60 7.0 14.2 Domestic 81 46,546 230.73 77.0 177.77 1,188.6 277.57 180.4 323.4 International 6 1,811 182.46 64.6 117.90 30.4 182.18 4.4 9.0 All Locations - Nominal US$ 87 48,357 $ 229.21 76.6% $ 175.52 $ 1,219.0 $ 274.00 $ 184.8 $ 332.4 Non-comparable hotels 7 4,203 — — — 125.0 — 12.5 38.0 Gain on sale of property and corporate level income/ expense — (104.1) (44.6) Total 94 52,560 — — — $ 1,344.0 — $ 93.2 $ 325.8

Property Level Data (unaudited, in millions, except hotel statistics) Comparable Hotel Results by Location in Nominal US$ Reconciliation of Hotel Net Income to Hotel EBITDA Host Hotels & Resorts Quarter ended December 31, 2017 Location No. of Properties No. of Rooms Hotel Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA Maui/Oahu 3 1,682 $ 16.4 $ 9.2 $ — $ — $ 25.6 New York 6 6,000 32.8 23.7 — — 56.5 Florida Gulf Coast 3 1,043 7.1 5.1 — — 12.2 San Francisco/San Jose 4 2,912 13.3 6.9 — — 20.2 Jacksonville 1 446 4.0 2.2 — — 6.2 Washington, D.C. (CBD) 5 3,238 10.8 10.2 — — 21.0 Los Angeles 3 1,414 4.2 3.4 — — 7.6 Boston 4 3,185 11.8 8.9 — — 20.7 Philadelphia 2 810 3.3 3.4 — — 6.7 Chicago 6 2,392 7.8 6.8 — — 14.6 Atlanta 5 1,939 8.2 5.4 — — 13.6 Seattle 2 1,315 1.1 3.8 — — 4.9 Phoenix 4 1,518 7.5 5.7 — — 13.2 San Diego 3 2,981 5.2 12.2 — — 17.4 New Orleans 1 1,333 5.6 3.0 — — 8.6 Orange County 4 1,429 5.3 3.1 — — 8.4 Houston 4 1,716 3.3 5.5 — — 8.8 Northern Virginia 6 2,502 8.6 4.9 — — 13.5 San Antonio 2 1,513 3.2 3.2 — — 6.4 Denver 2 735 1.1 1.7 — — 2.8 Orlando 1 2,004 10.9 5.8 — — 16.7 Miami 2 843 1.9 1.7 — — 3.6 Other 8 3,596 7.0 7.2 — — 14.2 Domestic 81 46,546 180.4 143.0 — — 323.4 International 6 1,811 4.4 4.0 0.6 — 9.0 All Locations - Nominal US$ 87 48,357 $ 184.8 $ 147.0 $ 0.6 $ — $ 332.4 Non-comparable hotels 7 4,203 12.5 25.5 — — 38.0 Gain on sale of property and corporate level income/ expense (104.1) 1.1 41.6 16.8 (44.6) Total 94 52,560 $ 93.2 $ 173.6 $ 42.2 $ 16.8 $ 325.8

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Comparable Hotel Results by Location in Nominal US$ __________ (1) Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the benefit (provision) for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense”. Refer to the table below for reconciliation of net income (loss) to EBITDA by location. Host Hotels & Resorts Quarter ended December 31, 2016 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income Hotel EBITDA (1) Maui/Oahu 3 1,682 $ 345.52 88.1% $ 304.28 $ 69.8 $ 450.92 $ 15.9 $ 24.5 New York 6 6,000 335.91 90.9 305.20 234.4 424.64 29.4 56.8 Florida Gulf Coast 3 1,043 347.06 67.4 233.75 43.4 452.44 5.2 10.2 San Francisco/San Jose 4 2,912 249.50 78.9 196.77 77.8 290.55 12.0 19.0 Jacksonville 1 446 313.69 55.8 174.89 15.5 377.46 — 2.5 Washington, D.C. (CBD) 5 3,238 240.62 77.8 187.12 81.4 273.26 11.3 21.8 Los Angeles 3 1,414 200.07 85.8 171.71 33.9 260.92 4.3 7.6 Boston 4 3,185 228.87 74.5 170.44 73.2 249.76 11.0 20.2 Philadelphia 2 810 197.37 75.2 148.39 19.7 263.81 1.2 4.7 Chicago 6 2,392 207.67 77.1 160.02 48.7 221.30 10.2 17.2 Atlanta 5 1,939 196.33 74.1 145.41 43.7 244.87 8.7 13.9 Seattle 2 1,315 203.96 69.3 141.43 26.0 214.50 1.9 6.0 Phoenix 4 1,518 206.26 67.8 139.91 38.9 278.19 6.9 12.6 San Diego 3 2,981 195.83 78.8 154.39 72.8 265.41 6.7 19.6 New Orleans 1 1,333 179.67 71.0 127.61 22.0 179.00 3.7 6.6 Orange County 4 1,429 178.77 71.7 128.14 27.3 207.30 4.6 7.8 Houston 4 1,716 165.83 72.7 120.59 29.6 187.47 3.4 9.3 Northern Virginia 6 2,502 173.58 67.8 117.65 47.4 205.87 7.5 12.8 San Antonio 2 1,513 168.74 66.7 112.56 26.6 191.11 3.5 6.7 Denver 2 735 175.13 66.0 115.56 11.4 168.66 1.6 3.3 Orlando 1 2,004 175.05 63.8 111.66 49.8 270.33 8.5 14.7 Miami 2 843 150.08 79.7 119.57 12.6 162.06 1.6 3.4 Other 8 3,596 163.64 68.0 111.19 59.2 179.39 6.7 14.3 Domestic 81 46,546 229.88 75.8 174.17 1,165.1 272.06 165.8 315.5 International 6 1,811 177.13 59.7 105.82 27.0 161.60 3.2 8.0 All Locations - Nominal US$ 87 48,357 $ 228.31 75.2% $ 171.61 $ 1,192.1 $ 267.93 $ 169.0 $ 323.5 Non-comparable hotels 7 4,203 — — — 144.9 — 4.2 33.1 Gain on sale of property and corporate level income/ expense — (45.2) (9.5) Total 94 52,560 — — — $ 1,337.0 — $ 128.0 $ 347.1

Property Level Data (unaudited, in millions, except hotel statistics) Comparable Hotel Results by Location in Nominal US$ Reconciliation of Hotel Net Income to Hotel EBITDA Host Hotels & Resorts Quarter ended December 31, 2016 Location No. of Properties No. of Rooms Hotel Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA Maui/Oahu 3 1,682 $ 15.9 $ 8.6 $ — $ — $ 24.5 New York 6 6,000 29.4 27.4 — — 56.8 Florida Gulf Coast 3 1,043 5.2 5.0 — — 10.2 San Francisco/San Jose 4 2,912 12.0 7.0 — — 19.0 Jacksonville 1 446 — 2.5 — — 2.5 Washington, D.C. (CBD) 5 3,238 11.3 10.5 — — 21.8 Los Angeles 3 1,414 4.3 3.3 — — 7.6 Boston 4 3,185 11.0 9.2 — — 20.2 Philadelphia 2 810 1.2 3.5 — — 4.7 Chicago 6 2,392 10.2 7.0 — — 17.2 Atlanta 5 1,939 8.7 5.2 — — 13.9 Seattle 2 1,315 1.9 4.1 — — 6.0 Phoenix 4 1,518 6.9 5.7 — — 12.6 San Diego 3 2,981 6.7 12.9 — — 19.6 New Orleans 1 1,333 3.7 2.9 — — 6.6 Orange County 4 1,429 4.6 3.2 — — 7.8 Houston 4 1,716 3.4 5.9 — — 9.3 Northern Virginia 6 2,502 7.5 5.3 — — 12.8 San Antonio 2 1,513 3.5 3.2 — — 6.7 Denver 2 735 1.6 1.7 — — 3.3 Orlando 1 2,004 8.5 6.2 — — 14.7 Miami 2 843 1.6 1.8 — — 3.4 Other 8 3,596 6.7 7.6 — — 14.3 Domestic 81 46,546 165.8 149.7 — — 315.5 International 6 1,811 3.2 4.0 0.8 — 8.0 All Locations - Nominal US$ 87 48,357 $ 169.0 $ 153.7 $ 0.8 $ — $ 323.5 Non-comparable hotels 7 4,203 4.2 28.2 0.7 — 33.1 Gain on sale of property and corporate level income/ expense (45.2) 1.0 36.3 (1.6) (9.5) Total 94 52,560 $ 128.0 $ 182.9 $ 37.8 $ (1.6) $ 347.1

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Comparable Hotel Results by Location in Nominal US$ __________ (1) Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the benefit (provision) for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense”. Refer to the table below for reconciliation of net income (loss) to EBITDA by location. Host Hotels & Resorts Year ended December 31, 2017 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income Hotel EBITDA (1) Maui/Oahu 3 1,682 $ 340.98 90.7% $ 309.15 $ 286.7 $ 466.92 $ 63.2 $ 101.0 Florida Gulf Coast 3 1,043 362.53 71.4 258.86 190.2 499.64 36.5 56.4 New York 6 6,000 292.24 88.5 258.67 793.7 362.42 30.0 131.2 Jacksonville 1 446 349.70 71.0 248.28 91.6 562.55 21.1 29.8 San Francisco/San Jose 4 2,912 259.12 83.1 215.30 327.7 308.30 64.5 92.6 Washington, D.C. (CBD) 5 3,238 257.16 82.2 211.42 348.0 294.46 66.0 107.8 Seattle 2 1,315 232.84 83.7 194.80 124.9 260.12 22.2 37.8 Los Angeles 3 1,414 218.15 89.0 194.24 142.2 275.58 22.6 35.9 Boston 4 3,185 234.25 81.5 190.88 306.0 263.26 55.0 90.7 San Diego 3 2,981 216.93 82.0 177.82 327.6 301.09 51.4 101.5 Philadelphia 2 810 199.69 82.4 164.54 81.7 276.48 8.8 22.8 Chicago 6 2,392 197.52 79.4 156.83 184.9 211.74 30.0 58.3 Phoenix 4 1,518 206.51 73.9 152.54 165.4 298.54 30.2 52.5 Atlanta 5 1,939 195.60 77.0 150.69 165.8 234.21 29.9 50.9 Orange County 4 1,429 188.85 79.2 149.51 120.2 230.48 26.2 39.0 Denver 2 735 179.96 79.0 142.20 52.2 194.54 9.3 16.0 New Orleans 1 1,333 175.51 77.0 135.13 96.0 197.26 20.1 31.6 Northern Virginia 6 2,502 179.18 75.3 134.88 192.9 211.18 33.3 54.1 San Antonio 2 1,513 181.55 72.2 131.01 109.1 197.61 14.6 28.5 Houston 4 1,716 178.11 72.1 128.50 116.9 186.59 12.4 34.6 Orlando 1 2,004 179.30 70.1 125.62 209.5 286.36 40.5 63.8 Miami 2 843 157.48 75.0 118.14 51.7 167.95 8.1 15.0 Other 8 3,596 166.34 72.8 121.10 247.0 188.18 35.4 64.7 Domestic 81 46,546 228.89 79.8 182.76 4,731.9 278.51 731.3 1,316.5 International 6 1,811 179.64 62.9 113.05 108.0 163.35 11.4 31.1 All Locations - Nominal US$ 87 48,357 $ 227.42 79.2% $ 180.14 $ 4,839.9 $ 274.20 $ 742.7 $ 1,347.6 Non-comparable hotels 7 4,203 — — — 547.0 — 73.7 177.0 Gain on sale of property and corporate level income/ expense — (245.4) 1.0 Total 94 52,560 — — — $ 5,386.9 — $ 571.0 $ 1,525.6

Property Level Data (unaudited, in millions, except hotel statistics) Comparable Hotel Results by Location in Nominal US$ Reconciliation of Hotel Net Income to Hotel EBITDA Host Hotels & Resorts Year ended December 31, 2017 Location No. of Properties No. of Rooms Hotel Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA Maui/Oahu 3 1,682 $ 63.2 $ 37.8 $ — $ — $ 101.0 Florida Gulf Coast 3 1,043 36.5 19.9 — — 56.4 New York 6 6,000 30.0 101.2 — — 131.2 Jacksonville 1 446 21.1 8.7 — — 29.8 San Francisco/San Jose 4 2,912 64.5 28.1 — — 92.6 Washington, D.C. (CBD) 5 3,238 66.0 41.8 — — 107.8 Seattle 2 1,315 22.2 15.6 — — 37.8 Los Angeles 3 1,414 22.6 13.3 — — 35.9 Boston 4 3,185 55.0 35.7 — — 90.7 San Diego 3 2,981 51.4 50.1 — — 101.5 Philadelphia 2 810 8.8 14.0 — — 22.8 Chicago 6 2,392 30.0 28.3 — — 58.3 Phoenix 4 1,518 30.2 22.3 — — 52.5 Atlanta 5 1,939 29.9 21.0 — — 50.9 Orange County 4 1,429 26.2 12.8 — — 39.0 Denver 2 735 9.3 6.7 — — 16.0 New Orleans 1 1,333 20.1 11.5 — — 31.6 Northern Virginia 6 2,502 33.3 20.8 — — 54.1 San Antonio 2 1,513 14.6 13.9 — — 28.5 Houston 4 1,716 12.4 22.2 — — 34.6 Orlando 1 2,004 40.5 23.3 — — 63.8 Miami 2 843 8.1 6.9 — — 15.0 Other 8 3,596 35.4 29.3 — — 64.7 Domestic 81 46,546 731.3 585.2 — — 1,316.5 International 6 1,811 11.4 15.5 4.2 — 31.1 All Locations - Nominal US$ 87 48,357 $ 742.7 $ 600.7 $ 4.2 $ — $ 1,347.6 Non-comparable hotels 7 4,203 73.7 103.3 — — 177.0 Gain on sale of property and corporate level income/ expense (245.4) 3.8 163.1 79.5 1.0 Total 94 52,560 $ 571.0 $ 707.8 $ 167.3 $ 79.5 $ 1,525.6

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Comparable Hotel Results by Location in Nominal US$ ---------- (1) Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the benefit (provision) for income taxes. These items are reflected below in “gain on sale of property and corporate level income/expense”. Refer to the table below for reconciliation of net income (loss) to EBITDA by location. Host Hotels & Resorts Year ended December 31, 2016 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income Hotel EBITDA (1) Maui/Oahu 3 1,682 $ 330.98 90.6% $ 299.86 $ 277.8 $ 451.21 $ 63.7 $ 98.0 Florida Gulf Coast 3 1,043 360.91 71.4 257.54 191.2 500.94 35.3 55.3 New York 6 6,000 297.49 88.2 262.33 797.4 363.20 28.7 141.5 Jacksonville 1 446 337.37 71.5 241.38 87.1 533.76 17.1 26.9 San Francisco/San Jose 4 2,912 261.08 83.2 217.23 329.1 308.76 65.1 93.6 Washington, D.C. (CBD) 5 3,238 244.72 81.5 199.37 338.4 285.51 56.0 98.9 Seattle 2 1,315 221.43 78.7 174.27 116.5 242.10 17.7 34.1 Los Angeles 3 1,414 211.73 89.5 189.44 142.3 275.04 22.3 35.4 Boston 4 3,185 231.16 80.2 185.42 305.5 262.07 51.2 88.2 San Diego 3 2,981 206.98 84.2 174.35 318.2 291.60 48.0 99.3 Philadelphia 2 810 208.55 73.6 153.58 76.3 257.22 5.1 18.0 Chicago 6 2,392 203.33 77.4 157.43 187.8 214.48 34.1 62.0 Phoenix 4 1,518 211.64 68.3 144.50 158.6 285.49 26.5 48.8 Atlanta 5 1,939 193.33 78.0 150.86 170.7 240.51 31.5 52.7 Orange County 4 1,429 191.92 76.7 147.25 121.2 231.70 26.6 39.6 Denver 2 735 179.94 73.5 132.25 48.8 181.27 7.3 14.1 New Orleans 1 1,333 179.79 76.5 137.53 95.5 195.78 19.5 31.5 Northern Virginia 6 2,502 171.96 74.1 127.49 183.5 200.43 26.0 47.5 San Antonio 2 1,513 177.04 70.1 124.08 107.8 194.68 14.0 26.9 Houston 4 1,716 178.43 73.4 130.96 121.0 192.68 14.8 37.4 Orlando 1 2,004 175.58 69.6 122.17 213.9 291.60 40.6 64.9 Miami 2 843 157.15 84.6 132.92 55.8 180.97 9.0 15.7 Other 8 3,596 166.38 72.2 120.11 246.5 188.00 33.6 65.6 Domestic 81 46,546 227.06 79.1 179.70 4,690.9 275.42 693.7 1,295.9 International 6 1,811 201.66 63.9 128.79 116.8 176.08 17.0 38.3 All Locations - Nominal US$ 87 48,357 $ 226.28 78.6% $ 177.79 $ 4,807.7 $ 271.70 $ 710.7 $ 1,334.2 Non-comparable hotels 7 4,203 — — — 622.0 — 73.7 180.1 Gain on sale of property and corporate level income/ expense 0.3 (13.4) 174.6 Total 94 52,560 — — — $ 5,430.0 — $ 771.0 $ 1,688.9

Property Level Data (unaudited, in millions, except hotel statistics) Comparable Hotel Results by Location in Nominal US$ Reconciliation of Hotel Net Income to Hotel EBITDA Host Hotels & Resorts Year ended December 31, 2016 Location No. of Properties No. of Rooms Hotel Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA Maui/Oahu 3 1,682 $ 63.7 $ 34.3 $ — $ — $ 98.0 Florida Gulf Coast 3 1,043 35.3 20.0 — — 55.3 New York 6 6,000 28.7 112.8 — — 141.5 Jacksonville 1 446 17.1 9.8 — — 26.9 San Francisco/San Jose 4 2,912 65.1 28.5 — — 93.6 Washington, D.C. (CBD) 5 3,238 56.0 42.9 — — 98.9 Seattle 2 1,315 17.7 16.4 — — 34.1 Los Angeles 3 1,414 22.3 13.1 — — 35.4 Boston 4 3,185 51.2 37.0 — — 88.2 San Diego 3 2,981 48.0 51.3 — — 99.3 Philadelphia 2 810 5.1 12.9 — — 18.0 Chicago 6 2,392 34.1 27.9 — — 62.0 Phoenix 4 1,518 26.5 22.3 — — 48.8 Atlanta 5 1,939 31.5 21.2 — — 52.7 Orange County 4 1,429 26.6 13.0 — — 39.6 Denver 2 735 7.3 6.8 — — 14.1 New Orleans 1 1,333 19.5 12.0 — — 31.5 Northern Virginia 6 2,502 26.0 20.5 1.0 — 47.5 San Antonio 2 1,513 14.0 12.9 — — 26.9 Houston 4 1,716 14.8 22.6 — — 37.4 Orlando 1 2,004 40.6 24.3 — — 64.9 Miami 2 843 9.0 6.7 — — 15.7 Other 8 3,596 33.6 32.0 — — 65.6 Domestic 81 46,546 693.7 601.2 1.0 — 1,295.9 International 6 1,811 17.0 16.6 4.7 — 38.3 All Locations - Nominal US$ 87 48,357 $ 710.7 $ 617.8 $ 5.7 $ — $ 1,334.2 Non-comparable hotels 7 4,203 73.7 102.1 4.3 — 180.1 Gain on sale of property and corporate level income/ expense (13.4) 3.8 144.1 40.1 174.6 Total 94 52,560 $ 771.0 $ 723.7 $ 154.1 $ 40.1 $ 1,688.9

Property Level Data (unaudited, in millions, except hotel statistics and per room basis) Top 40 Domestic Hotels by RevPAR Year ended December 31, 2017 Hotel Location No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total Revenues Total Revenues per Available Room Hotel Net Income (Loss) Hotel EBITDA(1) 1 The Fairmont Kea Lani Maui Maui/Oahu 450 $ 563.73 86.6% $ 488.26 $ 115.5 $ 703.36 $ 24.3 $ 40.5 2 The Ritz-Carlton, Naples Florida Gulf Coast 450 550.94 67.4% 371.13 126.1 767.96 26.3 39.8 3 W New York - Union Square New York 270 387.41 88.5% 342.94 38.8 394.05 0.7 6.4 4 The Ritz-Carlton, Marina Del Rey Los Angeles 304 357.64 83.6% 298.92 52.1 469.40 7.9 12.5 5 New York Marriott Marquis New York 1,966 325.01 90.0% 292.62 346.3 482.61 42.7 77.7 6 Hyatt Regency Maui Resort & Spa Maui/Oahu 806 301.39 92.5% 278.70 142.2 483.25 33.5 49.8 7 W Hollywood(2) Los Angeles 305 315.24 84.4% 266.15 43.2 472.63 5.8 11.8 8 San Francisco Marriott Marquis San Francisco/San Jose 1,500 278.41 91.1% 253.73 204.6 373.71 36.0 54.6 9 The Westin New York Grand Central New York 774 285.97 87.4% 250.02 87.0 307.93 (1.8) 12.2 10 The Ritz-Carlton, Amelia Island Jacksonville 446 349.70 71.0% 248.28 91.6 562.55 21.1 29.8 11 JW Marriott Washington DC Washington, D.C. (CBD) 777 285.24 86.2% 246.01 96.5 340.33 23.1 32.1 12 W New York New York 697 280.01 86.3% 241.55 76.7 301.66 (6.2) 3.4 13 Sheraton New York Hotel Times Square New York 1,780 256.35 89.2% 228.57 193.6 297.92 (13.0) 18.1 14 New York Marriott Downtown New York 513 264.27 85.1% 224.96 51.3 273.74 7.6 13.4 15 Marina Del Rey Marriott Los Angeles 370 247.54 89.3% 221.17 42.2 312.51 9.9 13.1 16 San Francisco Marriott Fisherman's Wharf San Francisco/San Jose 285 265.99 79.8% 212.35 26.4 253.66 2.1 5.7 17 Axiom Hotel San Francisco/San Jose 152 246.01 86.1% 211.85 14.6 262.66 2.6 7.0 18 Grand Hyatt Washington Washington, D.C. (CBD) 897 255.42 82.2% 210.04 98.8 301.88 16.3 31.2 19 Coronado Island Marriott Resort & Spa San Diego 300 251.25 83.2% 209.06 37.5 342.49 6.0 12.2 20 Boston Marriott Copley Place Boston 1,144 245.75 84.9% 208.70 122.6 293.61 23.9 35.8 21 The Don CeSar(2) Florida Gulf Coast 347 283.58 73.5% 208.46 48.1 434.48 10.7 15.8 22 Marriott Marquis San Diego Marina San Diego 1,360 249.79 82.9% 207.15 175.2 352.97 24.8 57.6 23 The Westin Georgetown, Washington DC Washington, D.C. (CBD) 267 245.10 83.8% 205.29 25.1 257.75 4.5 8.4 24 The Westin Chicago River North Chicago 429 250.98 81.6% 204.85 46.4 296.32 8.3 14.9 25 W Seattle Seattle 424 248.04 82.3% 204.11 40.0 258.23 7.0 13.0 26 Washington Marriott at Metro Center Washington, D.C. (CBD) 459 246.81 81.9% 202.05 44.3 264.36 9.8 13.1 27 The Ritz-Carlton Golf Resort, Naples Florida Gulf Coast 295 316.00 62.5% 197.57 39.3 364.79 5.2 10.2 28 Manchester Grand Hyatt San Diego San Diego 1,628 236.93 82.8% 196.20 197.3 331.95 39.0 69.4 29 The Ritz-Carlton, Tysons Corner Northern Virginia 398 263.20 74.5% 196.06 51.9 357.53 3.4 10.7 30 The Phoenician, A Luxury Collection Resort Phoenix 645 372.02 51.9% 193.14 98.3 417.49 (0.8) 21.7 31 St. Regis Houston Houston 232 301.61 63.9% 192.80 24.5 289.71 1.9 5.2 32 Embassy Suites Chicago Downtown Magnificent Mile Chicago 455 215.04 88.7% 190.66 35.1 211.10 4.9 10.7 33 The Westin Seattle Seattle 891 225.78 84.3% 190.37 84.9 261.02 15.2 24.8 34 Hyatt Regency Washington on Capitol Hill Washington, D.C. (CBD) 838 240.45 78.2% 187.91 83.2 272.17 12.3 23.0 35 Sheraton Boston Hotel Boston 1,220 233.03 80.3% 187.03 110.4 247.92 13.0 28.4 36 Hyatt Regency Cambridge Boston 470 221.14 82.0% 181.33 42.9 249.84 13.3 17.4 37 The Westin Kierland Resort & Spa Phoenix 732 235.00 76.6% 179.98 111.2 416.22 23.8 34.8 38 Hyatt Place Waikiki Beach Maui/Oahu 426 193.99 91.5% 177.54 29.0 186.26 5.4 10.7 39 Santa Clara Marriott San Francisco/San Jose 759 241.26 73.2% 176.66 69.2 249.80 21.2 24.5 40 The Logan Philadelphia 391 224.43 78.1% 175.22 48.4 339.22 3.2 13.6 Total Top 40 26,852 $ 275.09 82.8% $ 227.89 $ 3,412.3 $ 349.43 $ 494.9 $ 935.0 * Remaining 54 hotels 25,708 175.18 74.9% 131.27 1,913.2 203.89 293.8 556.6 Gain on sale of property, sold property operations and corporate level income/ expense 61.4 (217.7) 34.0 Total 52,560 — — — $ 5,386.9 — $ 571.0 $ 1,525.6 __________ *Represents 61% of our Total EBITDA. Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the benefit (provision) for income taxes. These items are reflected below in “gain on sale of property, sold property operations and corporate level income/expense.” Refer to the table below for reconciliation of net income (loss) to EBITDA by property. Property was acquired in 2017. Results represent our ownership period in 2017. Host Hotels & Resorts

Property Level Data (unaudited, in millions, except hotel statistics) Top 40 Domestic Hotels by RevPAR Reconciliation of Hotel Net Income to Hotel EBITDA Year ended December 31, 2017 Hotel Location No. of Rooms Hotel Net Income (Loss) Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA 1 The Fairmont Kea Lani Maui Maui/Oahu 450 $ 24.3 $ 16.2 $ - $ - $ 40.5 2 The Ritz-Carlton, Naples Florida Gulf Coast 450 26.3 13.5 - - 39.8 3 W New York - Union Square New York 270 0.7 5.7 - - 6.4 4 The Ritz-Carlton, Marina Del Rey Los Angeles 304 7.9 4.6 - - 12.5 5 New York Marriott Marquis New York 1,966 42.7 35.0 - - 77.7 6 Hyatt Regency Maui Resort & Spa Maui/Oahu 806 33.5 16.3 - - 49.8 7 W Hollywood Los Angeles 305 5.8 6.0 - - 11.8 8 San Francisco Marriott Marquis San Francisco/San Jose 1,500 36.0 18.6 - - 54.6 9 The Westin New York Grand Central New York 774 (1.8) 14.0 - - 12.2 10 The Ritz-Carlton, Amelia Island Jacksonville 446 21.1 8.7 - - 29.8 11 JW Marriott Washington DC Washington, D.C. (CBD) 777 23.1 9.0 - - 32.1 12 W New York New York 697 (6.2) 9.6 - - 3.4 13 Sheraton New York Hotel Times Square New York 1,780 (13.0) 31.1 - - 18.1 14 New York Marriott Downtown New York 513 7.6 5.8 - - 13.4 15 Marina Del Rey Marriott Los Angeles 370 9.9 3.2 - - 13.1 16 San Francisco Marriott Fisherman's Wharf San Francisco/San Jose 285 2.1 3.6 - - 5.7 17 Axiom Hotel San Francisco/San Jose 152 2.6 4.4 - - 7.0 18 Grand Hyatt Washington Washington, D.C. (CBD) 897 16.3 14.9 - - 31.2 19 Coronado Island Marriott Resort & Spa San Diego 300 6.0 6.2 - - 12.2 20 Boston Marriott Copley Place Boston 1,144 23.9 11.9 - - 35.8 21 The Don CeSar Florida Gulf Coast 347 10.7 5.1 - - 15.8 22 Marriott Marquis San Diego Marina San Diego 1,360 24.8 32.8 - - 57.6 23 The Westin Georgetown, Washington DC Washington, D.C. (CBD) 267 4.5 3.9 - - 8.4 24 The Westin Chicago River North Chicago 429 8.3 6.6 - - 14.9 25 W Seattle Seattle 424 7.0 6.0 - - 13.0 26 Washington Marriott at Metro Center Washington, D.C. (CBD) 459 9.8 3.3 - - 13.1 27 The Ritz-Carlton Golf Resort, Naples Florida Gulf Coast 295 5.2 5.0 - - 10.2 28 Manchester Grand Hyatt San Diego San Diego 1,628 39.0 30.4 - - 69.4 29 The Ritz-Carlton, Tysons Corner Northern Virginia 398 3.4 7.3 - - 10.7 30 The Phoenician, A Luxury Collection Resort Phoenix 645 (0.8) 22.5 - - 21.7 31 St. Regis Houston Houston 232 1.9 3.3 - - 5.2 32 Embassy Suites Chicago Downtown Magnificent Mile Chicago 455 4.9 5.8 - - 10.7 33 The Westin Seattle Seattle 891 15.2 9.6 - - 24.8 34 Hyatt Regency Washington on Capitol Hill Washington, D.C. (CBD) 838 12.3 10.7 - - 23.0 35 Sheraton Boston Hotel Boston 1,220 13.0 15.4 - - 28.4 36 Hyatt Regency Cambridge Boston 470 13.3 4.1 - - 17.4 37 The Westin Kierland Resort & Spa Phoenix 732 23.8 11.0 - - 34.8 38 Hyatt Place Waikiki Beach Maui/Oahu 426 5.4 5.3 - - 10.7 39 Santa Clara Marriott San Francisco/San Jose 759 21.2 3.3 - - 24.5 40 The Logan Philadelphia 391 3.2 10.4 - - 13.6 Total Top 40 26,852 $ 494.9 $ 440.1 $ - $ - $ 935.0 Remaining 54 hotels 25,708 293.8 258.6 4.2 - 556.6 Gain on sale of property, sold property operations and corporate level income/ expense (217.7) 9.1 163.1 79.5 34.0 Total 52,560 $ 571.0 $ 707.8 $ 167.3 $ 79.5 $ 1,525.6 Host Hotels & Resorts

Capitalization Host Hotels & Resorts

Capitalization As of As of As of As of As of December 31, September 30, June 30, March 31, December 31, Shares/Units 2017 2017 2017 2017 2016 Common shares outstanding 739.1 738.9 738.8 738.6 737.8 Common shares outstanding assuming conversion of OP Units (1) 747.4 747.4 747.3 747.2 746.5 Preferred OP Units outstanding .02 .02 .02 .02 .02 Security pricing Common stock at end of quarter (2) $ 19.85 18.49 18.27 18.66 18.84 High during quarter 20.58 18.91 19.27 19.34 19.18 Low during quarter 18.20 17.38 17.48 17.75 14.83 Capitalization Market value of common equity (3) $ 14,836 13,819 13,653 13,943 14,064 Consolidated debt 3,954 3,961 3,992 3,988 3,649 Less: Cash (913) (789) (644) (411) (372) Consolidated total capitalization 17,877 16,991 17,001 17,520 17,341 Plus: Share of debt in unconsolidated investments 472 413 403 389 392 Less: Portion of debt attributable to non- controlling interests — — — — (16) Pro rata total capitalization $ 18,349 17,404 17,404 17,909 17,717 Quarter ended Quarter ended Quarter ended Quarter ended Quarter ended December 31, September 30, June 30, March 31, December 31, 2017 2017 2017 2017 2016 Dividends declared per common share $ .25 .20 .20 .20 .25 Comparative Capitalization __________ (1) Each OP Unit is redeemable for cash or, at our option, for 1.021494 common shares of Host Inc. At December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, there were 8.2 million, 8.3 million, 8.3 million 8.4 million and 8.6 million common OP Units, respectively, held by non-controlling interests. (2) Share prices are the closing price as reported by the New York Stock Exchange. (3) Market value of common equity is calculated as the number of common shares outstanding including assumption of conversion of OP units multiplied the closing share price on that day. (in millions, except security pricing and per share amounts) Host Hotels & Resorts

Capitalization Consolidated Debt Summary Debt Senior debt Rate Maturity date December 31, 2017 December 31, 2016 Series Z 6% 10/2021 $ 298 $ 297 Series B 5 1⁄4% 3/2022 348 347 Series C 4 3⁄4% 3/2023 447 446 Series D 3 3⁄4% 10/2023 398 398 Series E 4% 6/2025 496 496 Series F 4 1⁄2% 2/2026 396 396 Series G 3 7⁄8% 4/2024 395 — 2017 Credit facility term loan 2.7% 5/2021 498 500 2015 Credit facility term loan 2.7% 9/2020 498 497 Credit facility revolver (1) 1.7% 5/2021 174 209 3,948 3,586 Mortgage debt and other Mortgage debt and other (non-recourse) 8.8% 2/2024 6 63 Total debt(2)(3) $ 3,954 $ 3,649 Percentage of fixed rate debt 70% 65 % Weighted average interest rate 4.0% 3.8 % Weighted average debt maturity 5.1 years 5.2 years Credit Facility Total capacity $ 1,000 Available capacity 822 Assets encumbered by mortgage debt — (in millions) ___________ (1) The interest rate shown is the weighted average rate of the outstanding credit facility borrowings at December 31, 2017. (2) In accordance with GAAP, total debt includes the debt of entities that we consolidate, but of which we do not own 100%, and excludes the debt of entities that we do not consolidate, but of which we have a non-controlling ownership interest and record our investment therein under the equity method of accounting. As of December 31, 2017, our share of debt in unconsolidated investments is $472 million and none of our debt is attributable to non-controlling interests. (3) Total debt as of December 31, 2017 and December 31, 2016 includes net discounts and deferred financing costs of $30 million and $26 million, respectively. Host Hotels & Resorts

Capitalization Consolidated Debt Maturity as of December 31, 2017 (1) The term loan and revolver under our credit facility that are due in 2021 have extension options that would extend the maturity of both instruments to 2022, subject to meeting certain conditions, including payment of a fee. Host Hotels & Resorts

Capitalization (unaudited, in millions, except ratios) Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio GAAP Leverage Ratio December 31, 2017 Debt $ 3,954 Net income 571 GAAP Leverage Ratio 6.9 x The following table presents the calculation of Host's leverage ratio using GAAP measures: The following table presents the calculation of Host's leverage ratio as used in the financial covenants of the credit facility: Leverage Ratio per Credit Facility December 31, 2017 Net debt (1) $ 3,175 Adjusted Credit Facility EBITDA(2) 1,466 Leverage Ratio 2.2 x (1) The following presents the reconciliation of debt to net debt per our credit facility definition: December 31, 2017 Debt $ 3,954 Deferred financing cost 27 Contingent obligations 6 Less: Unrestricted cash over $100 million (812) Net debt per credit facility definition $ 3,175 (2) The following presents the reconciliation of net income to EBITDA, EBITDAre, Adjusted EBITDAre and EBITDA per our credit facility definition in determining leverage ratio: Year ended December 31, 2017 Net income $ 571 Interest expense 167 Depreciation and amortization 708 Income taxes 80 EBITDA 1,526 Gain on dispositions (100) Non-cash impairment loss 43 Equity in earnings of affiliates (30) Pro rata EBITDAre of equity investments 71 EBITDAre 1,510 Acquisition costs 1 Gain on property insurance settlement (1) Adjusted EBITDAre 1,510 Pro forma EBITDA - Acquisitions 4 Pro forma EBITDA - Dispositions (17) Restricted stock expense and other non-cash items 12 Non-cash partnership adjustments (43) Adjusted Credit Facility EBITDA $ 1,466 Host Hotels & Resorts

Capitalization (unaudited, in millions, except ratios) Reconciliation of GAAP Fixed Charge Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio The following tables present the calculation of our fixed charge coverage ratio using GAAP measures and as used in the financial covenants of the credit facility: GAAP Fixed Charge Coverage Ratio Credit Facility Fixed Charge Coverage Ratio December 31, 2017 December 31, 2017 Net Income $ 571 Credit Facility Fixed Charge Coverage Ratio EBITDA(1) $ 1,199 Interest Expense 167 Fixed Charges(2) 181 GAAP Fixed Charge Coverage Ratio 3.4 x Credit Facility Fixed Charge Coverage Ratio 6.6 x ___________ (1) The following reconciles Adjusted Credit Facility EBITDA to Credit Facility Fixed Charge Coverage Ratio EBITDA. See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for calculation and reconciliation of Adjusted Credit Facility EBITDA. Year ended December 31, 2017 Adjusted Credit Facility EBITDA $ 1,466 Less: 5% of Hotel Property Gross Revenue (267) Credit Facility Fixed Charge Coverage Ratio EBITDA $ 1,199 (2) The following table reconciles GAAP interest expense to interest expense per our credit facility definition to fixed charges: Year ended December 31, 2017 GAAP Interest expense $ 167 Debt extinguishment costs (1) Deferred financing cost amortization (6) Capitalized interest 1 Accretion expense (4) Pro forma interest adjustments 2 Adjusted credit facility Interest expense 159 Cash taxes on ordinary income 22 Fixed Charges $ 181 Host Hotels & Resorts

Capitalization (unaudited, in millions, except ratios) Reconciliation of GAAP Interest Coverage Ratio to EBITDA to Interest Coverage Ratio The following tables present the calculation of our interest coverage ratio using GAAP measures and as used in the senior notes indenture covenants: GAAP Interest Coverage Ratio December 31, 2017 Net income $ 571 Interest expense 167 GAAP Interest Coverage Ratio 3.4 x EBITDA to Interest Coverage Ratio December 31, 2017 Adjusted Credit Facility EBITDA(1) $ 1,466 Non-controlling interest adjustment 8 Adjusted Senior Notes EBITDA $ 1,474 Adjusted Credit Facility interest expense(2) $ 159 EBITDA to Interest Coverage Ratio 9.3 x __________ (1) See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for the calculation of Adjusted Credit Facility EBITDA and reconciliation to net income. (2) See Reconciliation of GAAP Fixed Charge Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio for the calculation of Adjusted Credit Facility interest expense and reconciliation to GAAP interest expense. This same measure is used for our senior notes. Host Hotels & Resorts

Capitalization Ground Lease Summary As of December 31, 2017 Hotel No. of rooms Minimum rent Current expiration Expiration after all potential options(1) 1 Atlanta Marriott Midtown Suites 254 714,236 1/3/2025 1/3/2105 2 Boston Marriott Copley Place 1,144 N/A(2) 12/13/2077 12/13/2077 3 Coronado Island Marriott Resort & Spa 300 1,378,850 10/31/2062 10/31/2078 4 Denver Marriott West 305 160,000 12/28/2018 12/28/2058 5 Houston Airport 573 1,560,000 10/31/2053 10/31/2053 6 Houston Marriott at Texas Medical Center 395 160,000 12/28/2019 12/28/2059 7 Manchester Grand Hyatt San Diego 1,628 6,600,000 5/31/2067 5/31/2067 8 Marina del Rey Marriott 370 872,612 3/31/2043 3/31/2043 9 Marriott Marquis San Diego Marina 1,360 8,102,192 11/30/2061 11/30/2061 10 Newark Airport Marriott 591 2,476,119 12/31/2055 12/31/2055 11 Philadelphia Airport Marriott 419 1,187,308 6/29/2045 6/29/2045 12 San Antonio Marriott Rivercenter 1,001 700,000 12/31/2033 12/31/2063 13 San Antonio Marriott Riverwalk 512 50,000 4/28/2033 4/28/2053 14 San Francisco Marriott Marquis 1,500 1,500,000 8/25/2046 8/25/2076 15 San Ramon Marriott 368 482,144 5/29/2034 5/29/2064 16 Santa Clara Marriott 759 90,932 11/30/2028 11/30/2058 17 Sheraton San Diego Hotel & Marina 1,053 2,029,000 10/31/2078 10/31/2078 18 Tampa Airport Marriott 298 1,033,005 12/31/2033 12/31/2033 19 The Ritz-Carlton, Marina del Rey 304 1,453,104 7/29/2067 7/29/2067 20 The Ritz-Carlton, Tysons Corner 398 992,722 6/30/2112 6/30/2112 21 The Westin Cincinnati 456 100,000 6/30/2045 6/30/2075(3) 22 The Westin Los Angeles Airport 740 1,225,050 1/31/2054 1/31/2074(4) 23 The Westin South Coast Plaza 390 178,160 9/30/2025 9/30/2025 24 Toronto Marriott Eaton Centre 461 404,891 9/20/2082 9/20/2082 25 W Hollywood 305 366,579 3/28/2106 3/28/2106 26 Washington Dulles Airport 368 874,481 9/30/2027 9/30/2027 __________ Exercise of Host’s option to extend is subject to certain conditions, including the existence of no defaults and subject to any applicable rent escalation or rent re-negotiation provisions. All rental payments have been previously paid and no further rental payments are required for the remainder of the lease term. No renewal term in the event the Lessor determines to discontinue use of building as a hotel. A condition of renewal is that the hotel’s occupancy compares favorably to similar hotels for the preceding three years. Host Hotels & Resorts

2018 Outlook Host Hotels & Resorts

2018 Outlook The Company anticipates that its 2018 operating results as compared to the prior year will change in the following range: Full Year 2018 Guidance Total comparable hotel RevPAR - Constant US$ 0.5% to 2.5% Total revenues under GAAP 0.6% to 2.5% Operating profit margin under GAAP (50 bps) to 50 bps Comparable hotel EBITDA margins (60 bps) to 20 bps Based upon the above parameters, the Company estimates its 2018 guidance as follows: Full Year 2018 Guidance Net income (in millions) $547 to $616 Adjusted EBITDAre (in millions) $1,465 to $1,535 Earnings per diluted share $.73 to $.82 NAREIT FFO per diluted share $1.60 to $1.70 Adjusted FFO per diluted share $1.60 to $1.70 See the 2018 Forecast Schedules and the Notes to Supplemental Financial Information for other assumptions used in the forecasts and items that may affect forecast results. Host Hotels & Resorts

2018 Outlook (unaudited, in millions, except per share amounts) Reconciliation of Net Income to EBITDA, EBITDAre, Adjusted EBITDAre and NAREIT and Adjusted Funds From Operations per Diluted Share for 2018 Forecasts(1) Full Year 2018 Low-end of range High-end of range Net income $ 547 $ 616 Interest expense 192 192 Depreciation and amortization 735 735 Income taxes 43 44 EBITDA 1,517 1,587 Gain on dispositions (102) (102) Equity investment adjustments: Equity in losses of affiliates (28) (28) Pro rata EBITDAre of equity investments 78 78 EBITDAre 1,465 1,535 Adjusted EBITDAre $ 1,465 $ 1,535 Full Year 2018 Low-end of range High-end of range Net income $ 547 $ 616 Less: Net income attributable to non-controlling interests (6) (7) Net income attributable to Host Inc. 541 609 Adjustments: Gain on dispositions (102) (102) Depreciation and amortization 731 731 Equity investment adjustments: Equity in earnings of affiliates (28) (28) Pro rata FFO of equity investments 55 55 Consolidated partnership adjustments: FFO adjustment for non-controlling partnerships (2) (2) FFO adjustment for non-controlling interests of Host LP (7) (7) NAREIT FFO 1,188 1,256 Adjusted FFO $ 1,188 $ 1,256 Weighted average diluted shares - EPS, NAREIT and Adjusted FFO 740.2 740.2 Earnings per diluted share $ 0.73 $ 0.82 NAREIT FFO per diluted share $ 1.60 $ 1.70 Adjusted FFO per diluted share $ 1.60 $ 1.70 ___________ (1) The forecasts are based on the below assumptions: Total comparable hotel RevPAR in constant US$ will increase 0.5% to 2.5% for the low and high end of the forecast range, which excludes the effect of changes in foreign currency. However, the effect of estimated changes in foreign currency has been reflected in the forecast of net income, EBITDA, earnings per diluted share and Adjusted FFO per diluted share. Comparable hotel EBITDA margins will decrease 60 basis points or increase 20 basis points for the low and high ends of the forecasted range, respectively. We expect to spend approximately $185 million to $220 million on ROI capital expenditures and approximately $290 million to $330 million on renewal and replacement capital expenditures. The above forecast assumes the sale of the W New York will occur during the second quarter of 2018 and the acquisition of the three Hyatt hotels will occur at the end of the first quarter of 2018. The transactions are subject to customary and other closing conditions which may not be satisfied and there can be no assurances that we will be able to complete the transactions at the prices assumed in the forecast. For a discussion of additional items that may affect forecasted results, see the Notes to Supplemental Financial Information. Host Hotels & Resorts

2018 Outlook (unaudited, in millions, except hotel statistics) Schedule of Comparable Hotel Results for 2018 Forecasts(1) Full Year 2018 Low-end of range High-end of range Operating profit margin (2) 12.0% 13.0 % Comparable hotel EBITDA margin (3) 27.7% 28.5 % Net income $ 547 $ 616 Depreciation and amortization 735 735 Interest expense 192 192 Provision for income taxes 43 44 Gain on sale of property and corporate level income/expense (26) (26) Non-comparable hotel results, net(4) (184) (191) Comparable hotel EBITDA $ 1,307 $ 1,370 Low-end of range Adjustments GAAP Results Non-comparable hotel results, net(4) Depreciation and corporate level items Comparable Hotel Results Revenues Rooms $ 3,497 $ (403) $ — $ 3,094 Food and beverage 1,575 (231) — 1,344 Other 345 (73) — 272 Total revenues 5,417 (707) — 4,710 Expenses Hotel expenses 3,926 (523) — 3,403 Depreciation 735 — (735) — Corporate and other expenses 106 — (106) — Total expenses 4,767 (523) (841) 3,403 Operating Profit - Comparable Hotel EBITDA $ 650 $ (184) $ 841 $ 1,307 High-end of range Adjustments GAAP Results Non-comparable hotel results, net(4) Depreciation and corporate level items Comparable Hotel Results Revenues Rooms $ 3,565 $ (410) $ — $ 3,155 Food and beverage 1,606 (235) — 1,371 Other 348 (73) — 275 Total revenues 5,519 (718) — 4,801 Expenses Hotel expenses 3,958 (527) — 3,431 Depreciation and amortization 735 — (735) — Corporate and other expenses 106 — (106) — Total expenses 4,799 (527) (841) 3,431 Operating Profit - Comparable Hotel EBITDA $ 720 $ (191) $ 841 $ 1,370 ___________ Forecast comparable hotel results include 87 hotels that we have assumed will be classified as comparable as of December 31, 2018. See “Comparable Hotel Operating Statistics” in the Notes to Financial Information. No assurances can be made as to the hotels that will be in the comparable hotel set for 2018. Also, see the notes to the “Reconciliation of Net Income to EBITDA, EBITDAre, Adjusted EBITDAre and NAREIT and Adjusted Funds From Operations per Diluted Share for 2018 Forecasts” for other forecast assumptions and further discussion of transactions affecting our comparable hotel set. Operating profit margin under GAAP is calculated as the operating profit divided by the forecast total revenues per the condensed consolidated statements of operations. Comparable hotel EBITDA margin is calculated as the comparable hotel EBITDA divided by the comparable hotel sales per the tables above. Non-comparable hotel results, net, includes the following items: (i) the results of operations of our non-comparable hotels and sold hotels, which operations are included in our condensed consolidated statements of operations as continuing operations, (ii) gains on insurance settlements and business interruption proceeds, and (iii) the results of our office spaces other non-hotel income. The following hotels are considered non-comparable for full-year forecast: Acquisitions: The Don CeSar and Beach House Suites complex W Hollywood Hyatt portfolio of three hotels under contract   Renovations: The Phoenician San Francisco Marriott Marquis The Ritz-Carlton, Naples   Dispositions or properties under contract (includes forecast or actual results from January 1, 2018 through the anticipated or actual sale date): Key Bridge Marriott W New York Host Hotels & Resorts

Notes to Supplemental Financial Information Host Hotels & Resorts

Notes to Supplemental Financial Information Forecasts Our forecast of earnings per diluted share, NAREIT and Adjusted FFO per diluted share, EBITDA, EBITDAre, Adjusted EBITDAre and comparable hotel results are forward-looking statements and are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results and performance to differ materially from those expressed or implied by these forecasts. Although we believe the expectations reflected in the forecasts are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that the results will not be materially different. Risks that may affect these assumptions and forecasts include the following: potential changes in overall economic outlook make it inherently difficult to forecast the level of RevPAR and margin growth; the amount and timing of acquisitions and dispositions of hotel properties is an estimate that can substantially affect financial results, including such items as net income, depreciation and gains on dispositions; the level of capital expenditures may change significantly, which will directly affect the level of depreciation expense and net income; the amount and timing of debt payments may change significantly based on market conditions, which will directly affect the level of interest expense and net income; the amount and timing of transactions involving shares of our common stock may change based on market conditions; and other risks and uncertainties associated with our business described herein and in our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. Comparable Hotel Operating Statistics To facilitate a quarter-to-quarter comparison of our operations, we present certain operating statistics (i.e., RevPAR, average daily rate and average occupancy) and operating results (revenues, expenses, hotel EBITDA and associated margins) for the periods included in this presentation on a comparable hotel basis. Because these statistics and operating results relate only to our hotel properties, they exclude results for our non-hotel properties and other real estate investments. We define our comparable hotels as properties: (i) that are owned or leased by us and the operations of which are included in our consolidated results for the entirety of the reporting periods being compared; and (ii) that have not sustained substantial property damage or business interruption, or undergone large-scale capital projects (as further defined below) during the reporting periods being compared. The hotel business is capital-intensive and renovations are a regular part of the business. Generally, hotels under renovation remain comparable hotels. A large scale capital project that would cause a hotel to be excluded from our comparable hotel set is an extensive renovation of several core aspects of the hotel, such as rooms, meeting space, lobby, bars, restaurants and other public spaces. Both quantitative and qualitative factors are taken into consideration in determining if the renovation would cause a hotel to be removed from the comparable hotel set, including unusual or exceptional circumstances such as: a reduction or increase in room count, rebranding, a significant alteration of the business operations, or the closing of the hotel during the renovation. We do not include an acquired hotel in our comparable hotel set until the operating results for that hotel have been included in our consolidated results for one full calendar year. For example, we acquired The Don CeSar in February 2017. The hotel will not be included in our comparable hotels until January 1, 2019. Hotels that we sell are excluded from the comparable hotel set once the transaction has closed. Similarly, hotels are excluded from our comparable hotel set from the date that they sustain substantial property damage or business interruption or commence a large-scale capital project. In each case, these hotels are returned to the comparable hotel set when the operations of the hotel have been included in our consolidated results for one full calendar year after completion of the repair of the property damage or cessation of the business interruption, or the completion of large-scale capital projects, as applicable. Host Hotels & Resorts

Notes to Supplemental Financial Information COMPARABLE HOTEL OPERATING STATISTICS (continued) Of the 94 hotels that we owned on December 31, 2017, 87 have been classified as comparable hotels. The operating results of the following hotels that we owned as of December 31, 2017 are excluded from comparable hotel results for these periods: Denver Marriott Tech Center, removed in the first quarter of 2016 (business disruption due to extensive renovations, including conversion of 64 rooms to 41 suites, conversion of the concierge lounge into three meeting rooms, and the repositioning of the public space and food and beverage areas); Hyatt Regency San Francisco Airport, removed in the first quarter of 2016 (business disruption due to extensive renovations, including all guestrooms and bathrooms, meeting space, the repositioning of the atrium into a new restaurant and lounge, and conversion of the existing restaurant to additional meeting space); Marriott Marquis San Diego Marina, removed in the first quarter of 2015 (business interruption due to the demolition of the existing conference center and construction of the new exhibit hall); The Phoenician (acquired in June 2015 and, beginning in the second quarter of 2016, business disruption due to extensive renovations, including all guestrooms and suites, a redesign of the lobby and public areas, renovation of pools, recreation areas and a restaurant and a re-configured spa and fitness center); Axiom Hotel (acquired as the Powell Hotel in January 2014, then closed during 2015 for extensive renovations and reopened in January 2016); The Don CeSar and Beach House Suites complex (acquired in February 2017); and W Hollywood (acquired in March 2017). The operating results of 14 hotels disposed of in 2017 and 2016 are not included in comparable hotel results for the periods presented herein. None of our hotels have been excluded from our comparable hotel results due to Hurricanes Harvey or Irma. Host Hotels & Resorts NON-GAAP FINANCIAL MEASURES Included in this supplemental information are certain “non-GAAP financial measures,” which are measures of our historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. They are as follows: (i) FFO and FFO per diluted share (both NAREIT and Adjusted), (ii) EBITDA, (iii) EBITDAre, (iv) Adjusted EBITDAre, (v) Comparable Hotel Property Level Operating Results, (vi) Credit Facility Leverage and Fixed Charge Coverage Ratios and (vii) Senior Notes EBITDA to Interest Coverage Ratio. The following discussion defines these measures and presents why we believe they are useful supplemental measures of our performance.

Notes to Supplemental Financial Information NON-GAAP FINANCIAL MEASURES (continued) NAREIT FFO and NAREIT FFO per Diluted Share We present NAREIT FFO and NAREIT FFO per diluted share as non-GAAP measures of our performance in addition to our earnings per share (calculated in accordance with GAAP). We calculate NAREIT FFO per diluted share as our NAREIT FFO (defined as set forth below) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of fully diluted shares outstanding during such period, in accordance with NAREIT guidelines. NAREIT defines FFO as net income (calculated in accordance with GAAP) excluding gains and losses from sales of real estate, the cumulative effect of changes in accounting principles, real estate-related depreciation, amortization and impairments and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect our pro rata share of the FFO of those entities on the same basis. We believe that NAREIT FFO per diluted share is a useful supplemental measure of our operating performance and that the presentation of NAREIT FFO per diluted share, when combined with the primary GAAP presentation of earnings per share, provides beneficial information to investors. By excluding the effect of real estate depreciation, amortization, impairments and gains and losses from sales of depreciable real estate, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, we believe that such measures can facilitate comparisons of operating performance between periods and with other REITs, even though NAREIT FFO per diluted share does not represent an amount that accrues directly to holders of our common stock. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. As noted by NAREIT in its April 2002 “White Paper on Funds From Operations,” since real estate values have historically risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, NAREIT adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. Adjusted FFO per Diluted Share We also present Adjusted FFO per diluted share when evaluating our performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance. Management historically has made the adjustments detailed below in evaluating our performance, in our annual budget process and for our compensation programs. We believe that the presentation of Adjusted FFO per diluted share, when combined with both the primary GAAP presentation of earnings per share and FFO per diluted share as defined by NAREIT, provides useful supplemental information that is beneficial to an investor’s understanding of our operating performance. We adjust NAREIT FFO per diluted share for the following items, which may occur in any period, and refer to this measure as Adjusted FFO per diluted share: Gains and Losses on the Extinguishment of Debt – We exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of the write-off of deferred financing costs associated with the original issuance of the debt being redeemed or retired and incremental interest expense incurred during the refinancing period. We also exclude the gains on debt repurchases and the original issuance costs associated with the retirement of preferred stock. We believe that these items are not reflective of our ongoing finance costs. Acquisition Costs – Under GAAP, costs associated with completed property acquisitions are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company. Litigation Gains and Losses – We exclude the effect of gains or losses associated with litigation recorded under GAAP that we consider outside the ordinary course of business. We believe that including these items is not consistent with our ongoing operating performance. Host Hotels & Resorts

Notes to Supplemental Financial Information NON-GAAP FINANCIAL MEASURES (continued) In unusual circumstances, we may also adjust NAREIT FFO for gains or losses that management believes are not representative of the Company’s current operating performance. As a result of the reduction of corporate income tax rates from 35% to 21% caused by the Tax Cuts and Jobs Act, we remeasured our domestic deferred tax assets as of December 31, 2017 and recorded a one-time adjustment to reduce the deferred tax assets and increase the provision for income taxes by approximately $11 million. Additionally, similar corporate income tax rate reductions affected our European Joint Venture, causing the remeasurement of the net deferred tax assets and liabilities in France and Belgium, resulting in a net tax benefit to us of $5 million. We do not consider these adjustments to be reflective of our on-going operating performance and therefore have excluded these items from Adjusted FFO. The last such adjustment prior to this was a 2013 exclusion of a gain from an eminent domain claim. EBITDA Earnings before Interest Expense, Income Taxes, Depreciation and Amortization (“EBITDA”) is a commonly used measure of performance in many industries. Management believes EBITDA provides useful information to investors regarding our results of operations because it helps us and our investors evaluate the ongoing operating performance of our properties after removing the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). Management also believes the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. Management uses EBITDA to evaluate property-level results and as one measure in determining the value of acquisitions and dispositions and, like FFO and Adjusted FFO per diluted share, is widely used by management in the annual budget process and for our compensation programs. EBITDAre and Adjusted EBITDAre We present EBITDAre in accordance with NAREIT guidelines, as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate,” to provide an additional performance measure to facilitate the evaluation and comparison of the Company’s results with other REITs. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) excluding interest expense, income tax, depreciation and amortization, gains or losses on disposition of depreciated property (including gains or losses on change of control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s pro rata share of EBITDAre of unconsolidated affiliates. Host Hotels & Resorts

Notes to Supplemental Financial Information NON-GAAP FINANCIAL MEASURES (continued) We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s understanding of our operating performance. Adjusted EBITDAre also is similar to the measure used to calculate certain credit ratios for our credit facility and senior notes. We adjust EBITDAre for the following items, which may occur in any period, and refer to this measure as Adjusted EBITDAre: Property Insurance Gains – We exclude the effect of property insurance gains reflected in our consolidated statements of operations because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets. In addition, property insurance gains could be less important to investors given that the depreciated asset book value written off in connection with the calculation of the property insurance gain often does not reflect the market value of real estate assets. Cumulative Effect of a Change in Accounting Principle – Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that require the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period. Acquisition Costs – Under GAAP, costs associated with completed property acquisitions are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company. Litigation Gains and Losses – We exclude the effect of gains or losses associated with litigation recorded under GAAP that we consider outside the ordinary course of business. We believe that including these items is not consistent with our ongoing operating performance. In unusual circumstances, we also may adjust EBITDAre for gains or losses that management believes are not representative of the Company’s current operating performance. In the past, we presented Adjusted EBITDA as a supplemental measure of our performance. That metric is calculated in a similar manner as Adjusted EBITDAre presented here, with the exception of the adjustment for non-controlling partners’ pro rata share of Adjusted EBITDA, which totaled $11 million in 2016. The rationale for including 100% of EBITDAre for consolidated affiliates with non-controlling interests is that the full amount of any debt of these affiliates is reported in our consolidated balance sheet and therefore metrics using total debt to EBITDAre provide a better understanding of the Company’s leverage. This is also consistent with NAREIT’s definition of EBITDAre. Host Hotels & Resorts

Notes to Supplemental Financial Information NON-GAAP FINANCIAL MEASURES (continued) Limitations on the Use of NAREIT FFO per Diluted Share, Adjusted FFO per Diluted Share, EBITDA, EBITDAre and Adjusted EBITDAre We calculate NAREIT FFO per diluted share in accordance with standards established by NAREIT, which may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. In addition, although FFO per diluted share is a useful measure when comparing our results to other REITs, it may not be helpful to investors when comparing us to non-REITs. We also calculate Adjusted FFO per diluted share, which is not in accordance with NAREIT guidance and may not be comparable to measures calculated by other REITs. EBITDA, EBITDAre and Adjusted EBITDAre, as presented, may also not be comparable to measures calculated by other companies. This information should not be considered as an alternative to net income, operating profit, cash from operations or any other operating performance measure calculated in accordance with GAAP. Cash expenditures for various long-term assets (such as renewal and replacement capital expenditures), interest expense (for EBITDA, EBITDAre and Adjusted EBITDAre purposes only) and other items have been and will be made and are not reflected in the EBITDA, EBITDAre, Adjusted EBITDAre, NAREIT FFO per diluted share and Adjusted FFO per diluted share presentations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our consolidated statement of operations and cash flows include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures. Additionally, NAREIT FFO per diluted share, Adjusted FFO per diluted share, EBITDA, EBITDAre and Adjusted EBITDAre should not be considered as a measure of our liquidity or indicative of funds available to fund our cash needs, including our ability to make cash distributions. In addition, NAREIT FFO per diluted share and Adjusted FFO per diluted share do not measure, and should not be used as a measure of, amounts that accrue directly to stockholders’ benefit. Similarly, EBITDAre, Adjusted EBITDAre, NAREIT FFO and Adjusted FFO per diluted share include adjustments for the pro rata share of our equity investments and NAREIT FFO and Adjusted FFO per diluted share include adjustments for the pro rata share of non-controlling partners in consolidated partnerships. Our equity investments consist of interests ranging from 11% to 67% in seven domestic and international partnerships that own a total of 21 properties and a vacation ownership development. Due to the voting rights of the outside owners, we do not control and, therefore, do not consolidate these entities. The non-controlling partners in consolidated partnerships primarily consist of the approximate 1% interest in Host LP held by outside partners and interests ranging from 15% to 48% held by outside partners in two partnerships each owning one hotel for which we do control the entity and, therefore, consolidate its operations. These pro rata results for NAREIT FFO and Adjusted FFO per diluted share, EBITDAre and Adjusted EBITDAre were calculated as set forth in the definitions above. Readers should be cautioned that the pro rata results presented in these measures for consolidated partnerships (for NAREIT FFO and Adjusted FFO per diluted share) and equity investments may not accurately depict the legal and economic implications of our investments in these entities. Comparable Hotel Property Level Operating Results We present certain operating results for our hotels, such as hotel revenues, expenses, food and beverage profit, and EBITDA (and the related margins), on a comparable hotel, or “same store,” basis as supplemental information for investors. Our comparable hotel results present operating results for hotels owned during the entirety of the periods being compared without giving effect to any acquisitions or dispositions, significant property damage or large scale capital improvements incurred during these periods. We present comparable hotel EBITDA to help us and our investors evaluate the ongoing operating performance of our comparable properties after removing the impact of the Company’s capital structure (primarily interest expense), and its asset base (primarily depreciation and amortization). Corporate-level costs and expenses are also removed to arrive at property-level results. We believe these property-level results provide investors with supplemental information into the ongoing operating performance of our comparable hotels. Comparable hotel results are presented both by location and for the Company’s comparable properties in the aggregate. We eliminate depreciation and amortization because, even though depreciation and amortization are property-level expenses, these non-cash expenses, which are based on historical cost accounting for real estate assets, implicitly assume that the value of real estate assets diminishes predictably over time. As noted earlier, because real estate values have historically risen or fallen with market conditions, many real estate industry investors have considered presentation of historical cost accounting for operating results to be insufficient by themselves. Host Hotels & Resorts

Notes to Supplemental Financial Information NON-GAAP FINANCIAL MEASURES (continued) As a result of the elimination of corporate-level costs and expenses and depreciation and amortization, the comparable hotel operating results we present do not represent our total revenues, expenses, operating profit or net income and should not be used to evaluate our performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations include such amounts, all of which should be considered by investors when evaluating our performance. We present these hotel operating results on a comparable hotel basis because we believe that doing so provides investors and management with useful information for evaluating the period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at comparable hotels (which represent the vast majority of our portfolio) or from other factors, such as the effect of acquisitions or dispositions. While management believes that presentation of comparable hotel results is a “same store” supplemental measure that provides useful information in evaluating our ongoing performance, this measure is not used to allocate resources or to assess the operating performance of each of these hotels, as these decisions are based on data for individual hotels and are not based on comparable hotel results. For these reasons, we believe that comparable hotel operating results, when combined with the presentation of GAAP operating profit, revenues and expenses, provide useful information to investors and management. Credit Facility Leverage and Fixed Charge Coverage Ratios and Senior Notes EBITDA to Interest Coverage Ratio Host’s credit facility and senior notes indenture contain certain financial covenants, including allowable leverage, fixed charge coverage and EBITDA to interest coverage ratios, which are determined using EBITDA as calculated under the terms of our credit facility (“Adjusted Credit Facility EBITDA”) and senior notes indenture (“Adjusted Senior Notes EBITDA”). The leverage ratio is defined as net debt plus preferred equity to Adjusted Credit Facility EBITDA. The fixed charge coverage ratio is defined as Adjusted Credit Facility EBITDA divided by fixed charges, which include interest expense, required debt amortization payments, cash taxes and preferred stock payments. The EBITDA to interest coverage ratio is defined as Adjusted Senior Notes EBITDA to interest expense as defined by our senior notes indenture. These calculations are based on pro forma results for the prior four fiscal quarters, giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period. Under the terms of the credit facility and senior notes indenture, interest expense excludes items such as the gains and losses on the extinguishment of debt, deferred financing charges related to the senior notes or the credit facility, amortization of debt premiums or discounts that were recorded at issuance of a loan to establish its fair value and non-cash interest expense, all of which are included in interest expense on our consolidated statement of operations. Additionally, total debt used in the calculation of our leverage ratio is based on a “net debt” concept, under which cash and cash equivalents in excess of $100 million are deducted from our total debt balance. In this presentation we have presented our credit facility leverage and fixed charge coverage ratios and senior notes EBITDA to interest coverage ratio, which are considered non-GAAP financial measures. Management believes these financial ratios provide useful information to investors regarding our ability to access the capital markets and in particular debt financing. Limitations on Credit Facility and Senior Notes Credit Ratios These metrics are useful in evaluating the Company’s compliance with the covenants contained in its credit facility and senior notes indentures. However, because of the various adjustments taken to the ratio components as a result of negotiations with the Company’s lenders and noteholders they should not be considered as an alternative to the same ratios determined in accordance with GAAP. For instance, interest expense as calculated under the credit facility and senior notes indenture excludes the items noted above such as deferred financing charges and amortization of debt premiums or discounts, all of which are included in interest expense on our consolidated statement of operations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of performance. In addition, because the credit facility and indenture ratio components are also based on pro forma results for the prior four fiscal quarters, giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period, they are not reflective of actual performance over the same period calculated in accordance with GAAP. Host Hotels & Resorts